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                                                                    EXHIBIT 23.1

                        INDEPENDENT ACCOUNTANTS' CONSENT

The Board of Directors and Stockholders
Sapient Corporation:

     We consent to the use of our report included and incorporated by reference herein and to the references to our firm under the headings "Selected Consolidated Financial Data" and "Experts" in the prospectus.

                                          KPMG PEAT MARWICK LLP
Boston, Massachusetts

March 30, 1998